UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2009

Trycera Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30872	33-0910363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1656 Reunion Avenue, Suite 250, South Jordan, UT	84095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 446-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐           Written communications pursuant to Rule 425 under the Securities Act

   ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the increase of the authorized shares of common stock of the Company as described below, the number of shares authorized under the Company’s 2004 Stock Option/Stock Issuance Plan was increased from 10,000,000 to 250,000,000.

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 2, 2009, the Company filed Articles of Amendment which increased the authorized number of common shares from 100,000,000 to 2,000,000,000.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description	Location
3.1	Articles of Incorporation, as amended	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trycera Financial, Inc.

Date: November 6, 2009	By:	/s/ Ray A. Smith
Ray A. Smith, President